Exhibit 99.1

NEWS RELEASE

NuVasive Announces First Quarter 2021 Financial Results

-- Net sales increase driven by U.S. procedural volume improvement throughout the quarter and strong international growth --

-- Simplify Cervical Artificial Disc receives FDA approval for two-level cervical total disc replacement --

-- R&D investment increase year over year to advance spine procedural segments and enabling technology roadmap --

SAN DIEGO – May 5, 2021 – NuVasive, Inc. (NASDAQ: NUVA), the leader in spine technology innovation, focused on transforming spine surgery with minimally disruptive, procedurally integrated solutions, today announced financial results for the quarter ended March 31, 2021.

First Quarter 2021 Highlights

•	Net sales increased 4.4% to $271.2 million, or 3.1% on a constant currency basis;
•	GAAP operating margin of 4.5%; Non-GAAP operating margin of 13.0%; and
•	GAAP diluted loss per share of $0.15; Non-GAAP diluted earnings per share of $0.37.

“NuVasive delivered year-over-year growth in the U.S. and international markets, and I am encouraged by the continued recovery of elective surgical procedures and momentum in the business,” said J. Christopher Barry, chief executive officer of NuVasive. “Our commitment to R&D investment furthers our ability to deliver the strongest innovation pipeline in spine that drives proceduralization across all spine segments. The positive surgeon feedback on NuVasive’s acquisition of Simplify Medical, the Simplify Disc’s recent FDA approval for two-level cervical total disc replacement, and the upcoming Pulse platform launch reinforces our dedication to outcome driven innovation that benefits the surgeon, provider, and—most importantly—the patient.”

A full reconciliation of GAAP to non-GAAP financial measures can be found in the tables of this news release.

First Quarter 2021 Results

NuVasive reported first quarter 2021 total net sales of $271.2 million, a 4.4% increase compared to $259.9 million for the first quarter 2020. On a constant currency basis, first quarter 2021 total net sales increased 3.1% compared to the same period last year. The increase in net sales was a result of month-over-month improvement in U.S. procedural volumes and low double-digit international growth on a reported basis as the impact of COVID-19 on elective surgeries continues to lessen.

For the first quarter 2021, GAAP and non-GAAP gross profit was $199.4 million and $199.6 million, respectively, and GAAP and non-GAAP gross margin was 73.5% and 73.6%, respectively. These results compared to GAAP and non-GAAP gross profit of $188.0 million and GAAP and non-GAAP gross margin of 72.3% for the first quarter 2020. GAAP and non-GAAP gross margin improvement was a result of the continued operational efficiencies gained throughout the NuVasive supply chain.

The Company reported GAAP net loss of $7.5 million, or diluted loss per share of $0.15, for the first quarter 2021 compared to GAAP net income of $5.3 million, or diluted earnings per share of $0.10, for the first quarter 2020. On a non-GAAP basis, the Company reported net income of $19.0 million, or diluted earnings per share of $0.37, for the first quarter 2021 compared to non-GAAP net income of $25.4 million, or diluted earnings per share of $0.48, for the first quarter 2020.

Cash, cash equivalents, and investments were $233.9 million as of March 31, 2021. Within the quarter, the Company retired $650 million of convertible debt at maturity and funded the $150 million upfront payment for the Simplify Medical acquisition utilizing cash on hand.

Supplementary Financial Information

For additional financial detail, please visit the Investor Relations section of the Company's website at www.nuvasive.com to access Supplementary Financial Information.

Reconciliation of GAAP to Non-GAAP Information

Management uses certain non-GAAP financial measures such as non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude amortization of intangible assets, business transition costs, purchased in-process research and development, one-time restructuring, non-cash purchase accounting adjustments, certain foreign currency impacts and related items in connection with acquisitions, investments and divestitures, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses from strategic investments, gains and losses from changes in fair value of derivatives, non-cash interest expense (excluding debt issuance cost) and other significant one-time items. Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency utilizes an exchange rate that eliminates fluctuations when calculating financial performance numbers. The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, business transition costs, purchased in-process research and development, one-time restructuring, non-cash purchase accounting adjustments, certain foreign currency impacts and related items in connection with acquisitions, investments and divestitures, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses on strategic investments, gains and losses from changes in fair value of derivatives and other significant one-time items.

Management calculates the non-GAAP financial measures provided in this earnings release excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company's current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. Set forth below are reconciliations of the non-GAAP financial measures to the comparable GAAP financial measure.

	For the Three Months Ended March 31, 2021
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net (Loss) Income	Diluted EPS	Diluted WASO[7]	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$199,438	$12,339	$(7,510)	$(0.15)	51,379	$(7,510)
	% of net sales	73.5%	4.5%
	Non-cash purchase accounting adjustments on acquisitions[1]	186	186	186			186
	Amortization of intangible assets		13,337	13,337
	Litigation related expenses and settlements[2]		1,961	1,961			1,961
	Business transition costs[3]		5,584	5,584			5,584
	European medical device regulation[4]		1,875	1,875			1,875
	Non-cash acquisition-related foreign currency impacts[5]			9,848			9,848
	Tax effect of adjustments[6]			(6,251)
	Interest expense/(income), net						7,943
	Income tax benefit						(620)
	Depreciation and amortization						36,432
	Non-cash stock-based compensation						7,709
	Adjusted Non-GAAP	$199,624	$35,282	$19,030	$0.37	52,069	$63,408
	% of net sales	73.6%	13.0%				23.4%

[1]

Represents costs associated with non-cash purchase accounting adjustments, such as acquired inventory fair market value adjustments, which are amortized over the period in which underlying products are sold.

[2]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[3]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[4]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[5]	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.
[6]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
[7]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Three Months Ended March 31, 2020
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net Income	Diluted EPS	Diluted WASO[5]	Net Income to Adjusted EBITDA
	Reported GAAP	$188,016	$28,319	$5,298	$0.10	53,727	$5,298
	% of net sales	72.3%	10.9%
	Amortization of intangible assets		12,649	12,649
	Litigation related expenses and settlements[1]		3,103	3,103			3,103
	Business transition costs[2]		(1,440)	(1,440)			(1,440)
	European medical device regulation[3]		1,247	1,247			1,247
	Non-cash interest expense on convertible notes			5,724
	Net loss on strategic investments			1,411			1,411
	Tax effect of adjustments[4]			(2,562)
	Interest expense/(income), net						10,786
	Income tax expense						4,827
	Depreciation and amortization						34,972
	Non-cash stock-based compensation						(2,858)
	Adjusted Non-GAAP	$188,016	$43,878	$25,430	$0.48	52,532	$57,346
	% of net sales	72.3%	16.9%				22.1%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[4]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
[5]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

Investor Conference Call

NuVasive will hold a conference call today at 4:30 p.m. ET / 1:30 p.m. PT to discuss the results of its financial performance for the first quarter 2021. The dial-in numbers are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call will be available online from the Investor Relations page of the Company's website at www.nuvasive.com. After the live webcast, the call will remain available on NuVasive's website through June 5, 2021. In addition, a telephone replay of the call will be available until May 12, 2021. The replay dial-in numbers are 1-844-512-2921 for domestic callers and 1-412-317-6671 for international callers. Please use pin number: 13718015.

About NuVasive

NuVasive, Inc. (NASDAQ: NUVA) is the leader in spine technology innovation, with a mission to transform surgery, advance care, and change lives. The Company's less-invasive, procedurally integrated surgical solutions are designed to deliver reproducible and clinically proven outcomes. The Company's comprehensive procedural portfolio includes surgical access instruments, spinal implants, fixation systems, biologics, software for surgical planning, navigation and imaging solutions, magnetically adjustable implant systems for spine and orthopedics, and intraoperative neuromonitoring technology and service offerings. With more than $1 billion in net sales, NuVasive has approximately 2,700 employees and operates in more than 50 countries serving surgeons, hospitals, and patients. For more information, please visit www.nuvasive.com.

Forward-Looking Statements

NuVasive cautions you that statements included in this news release or made on the investor conference call referenced herein that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive's results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this news release contains selected financial results from the first quarter 2021. The Company’s results for the first quarter 2021 are prior to the completion of review and audit procedures by the Company’s external auditors and are subject to adjustment. The potential risks and uncertainties which contribute to the uncertain nature of these statements include, among others, the impact of the COVID-19 pandemic on the Company's business and financial results; the Company’s ability to maintain operations to support its customers and patients in the near-term and to capitalize on future growth opportunities; risks associated with acceptance of the Company's surgical products and procedures by spine surgeons and hospitals, development and acceptance of new products or product enhancements, clinical and statistical verification of the benefits achieved via the use of NuVasive's products, the Company's ability to adequately manage inventory as it continues to release new products, its ability to recruit and retain management and key personnel, and the other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive's public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

NuVasive, Inc.
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended March 31,
(unaudited)	2021	2020
Net sales:
Products	$245,451	$234,687
Services	25,798	25,194
Total net sales	271,249	259,881
Cost of sales (excluding below amortization of intangible assets):
Products	53,302	51,645
Services	18,509	20,220
Total cost of sales	71,811	71,865
Gross profit	199,438	188,016
Operating expenses:
Selling, general and administrative	145,954	130,231
Research and development	22,224	18,257
Amortization of intangible assets	13,337	12,649
Business transition costs	5,584	(1,440)
Total operating expenses	187,099	159,697
Interest and other expense, net:
Interest income	87	731
Interest expense	(8,030)	(11,517)
Other (expense) income, net	(12,526)	(7,408)
Total interest and other expense, net	(20,469)	(18,194)
(Loss) income before income taxes	(8,130)	10,125
Income tax benefit (expense)	620	(4,827)
Consolidated net (loss) income	$(7,510)	$5,298

Net (loss) income per share:
Basic	$(0.15)	$0.10
Diluted	$(0.15)	$0.10
Weighted average shares outstanding:
Basic	51,379	51,837
Diluted	51,379	53,727

NuVasive, Inc.
Consolidated Balance Sheets
(in thousands, except par value data)

	March 31, 2021	December 31, 2020
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$233,857	$856,869
Short-term marketable securities	—	173,145
Accounts receivable, net of allowances of $22,011 and $20,631, respectively	205,026	207,071
Inventory, net	315,749	300,623
Prepaid income taxes	5,033	4,727
Prepaid expenses and other current assets	21,895	19,749
Total current assets	781,560	1,562,184
Property and equipment, net	286,156	286,369
Intangible assets, net	296,514	152,264
Goodwill	636,422	559,553
Operating lease right-of-use assets	101,980	102,270
Deferred tax assets	47,301	15,755
Restricted cash and investments	1,494	1,494
Other assets	13,358	13,193
Total assets	$2,164,785	$2,693,082
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$106,576	$110,401
Contingent consideration liabilities	50,166	7,289
Accrued payroll and related expenses	58,620	63,421
Operating lease liabilities	8,288	7,875
Income tax liabilities	1,226	2,073
Senior convertible notes	—	645,303
Total current liabilities	224,876	836,362
Long-term senior convertible notes	879,473	766,226
Deferred tax liabilities	3,042	2,807
Operating lease liabilities	111,200	111,634
Contingent consideration liabilities	91,000	29,752
Other long-term liabilities	19,807	22,686
Commitments and contingencies
Redeemable equity component of senior convertible notes	—	4,697
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 150,000 shares authorized at March 31, 2021 and December 31, 2020; 57,949 shares issued and 51,379 outstanding at March 31, 2021; 57,945 shares issued and 51,376 outstanding at December 31, 2020	62	62
Additional paid-in capital	1,411,170	1,550,001
Accumulated other comprehensive loss	(9,139)	(7,585)
Retained earnings	102,284	45,322
Treasury stock at cost; 6,570 shares and 6,569 shares at March 31, 2021 and December 31, 2020, respectively	(668,990)	(668,882)
Total equity	835,387	918,918
Total liabilities and equity	$2,164,785	$2,693,082

NuVasive, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
(unaudited)	2021	2020
Operating activities:
Consolidated net (loss) income	$(7,510)	$5,298
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	36,432	34,972
Amortization of non-cash interest	2,660	7,143
Stock-based compensation	7,709	(2,858)
Reserves on current assets	4,002	5,232
Net loss on strategic investments	—	1,411
Net loss from foreign currency adjustments	12,547	5,858
Other non-cash adjustments	6,397	(455)
Deferred income taxes	(3,535)	9,105
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	(1,544)	22,409
Inventory	(12,464)	(21,135)
Prepaid expenses and other current assets	(2,057)	(2,042)
Accounts payable and accrued liabilities	(5,663)	(5,271)
Accrued payroll and related expenses	(4,271)	(45,927)
Income taxes	(1,064)	(8,515)
Net cash provided by operating activities	31,639	5,225
Investing activities:
Acquisition of Simplify Medical, net of cash acquired	(149,408)	—
Purchases of intangible assets	(1,200)	(2,490)
Purchases of property and equipment	(25,070)	(28,116)
Proceeds from sales and maturities of marketable securities	173,023	—
Net cash used in investing activities	(2,655)	(30,606)
Financing activities:
Purchases of treasury stock	(55)	(78,818)
Payment of contingent consideration	(3)	(346)
Proceeds from issuance of convertible debt, net of issuance costs	—	437,686
Proceeds from sale of warrants	—	47,070
Purchases of convertible note hedges	—	(78,300)
Payments upon settlement of senior convertible notes	(649,426)	—
Other financing activities	(341)	(1,233)
Net cash (used in) provided by financing activities	(649,825)	326,059
Effect of exchange rate changes on cash	(2,171)	(1,736)
(Decrease) increase in cash, cash equivalents and restricted cash	(623,012)	298,942
Cash, cash equivalents and restricted cash at beginning of period	858,363	214,528
Cash, cash equivalents and restricted cash at end of period	$235,351	$513,470

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  Investor Contact:

investorrelations@nuvasive.com

Media Contact:

Amanda Rocha

NuVasive, Inc.

858-882-5062

media@nuvasive.com